Exhibit 99.4

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial data are presented to illustrate the effect of the following acquisitions (“the Acquisitions”):

1.	On February 13, 2023, MDwerks, Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”), by and between the Company, MD-TT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”) and Two Trees Beverage Co. (“Two Trees”). The Merger Agreement was amended on February 16, 2023, September 11, 2023, and December 7, 2023. The Company, Merger Sub and Two Trees may be referred to herein collectively as the “Parties” and separately as a “Party.” The Merger closed on December 8, 2023. In consideration of the Merger Agreement, at the effective time of the Merger, each of the holders of Two Trees stock, subject to certain exceptions set forth in the Merger Agreement, shall have the right to convert all of the shares of Two Trees stock into a total of 60,000,000 shares of Company common stock, which shall be apportioned between the Two Trees stockholders, pro rata, based on the number of shares of Two Trees stock held by each of the Two Trees stockholders as of the closing of the Merger (the “Merger Consideration”), and

2.	On January 19, 2023, MDwerks, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”), dated as of January 19, 2023, by and between the Company, RF Specialties LLC (“RFS”) and Keith A. Mort as the sole member of RFS. Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire from Mr. Mort, and Mr. Mort agreed to sell to the Company, 100% of the equity interests and membership interests of RFS, in exchange for the issuance by the Company to Mr. Mort of 7,500,000 shares of the Company’s common stock (the “Exchange”). Immediately following the Exchange, RFS will be a wholly owned subsidiary of the Company. The Exchange closed on December 27, 2023.

Collectively, the acquired companies of Two Trees and RFS will be referred to as the “Acquired Businesses.”

The following unaudited pro forma combined balance sheet data as of September 30, 2023, is presented as if the Merger had occurred on September 30, 2023. The following unaudited pro forma combined statements of operations data for the nine months ended September 30, 2023, and the year ended December 31, 2022, is presented as if the Merger occurred on January 1, 2022.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances; however, the actual results could differ. The pro forma adjustments are directly attributable to the Merger and are expected to have a continuing impact on the results of operations of the Company. Management believes that all adjustments necessary to present fairly the unaudited pro forma combined financial statements have been made. The unaudited pro forma combined financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have resulted had the Merger been consummated on the dates indicated and should not be construed as being representative of the Company’s future results of operations or financial position.

The acquired assets, liabilities and results of operations presented herein were derived from the audited financial statements of the Acquired Businesses for the year ended December 31, 2022 and the unaudited interim financial statements for the nine months ended September 30, 2023 (collectively, the “Financial Statements”).

The unaudited pro forma combined financial statements included herein constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See the sections titled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in the Initial Registration Statement and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as filed with the Commission.

MDwerks, Inc.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2023

	Historical Two Trees Beverage Company	Historical MDwerks, Inc.	Two Trees Acquisition Pro Forma		Historical RF Specialties LLC	RF Specialties Pro Forma		Combined Pro Forma
	September 30, 2023	September 30, 2023	Adjustments (See Notes)		September 30, 2023	Adjustments (See Notes)		September 30, 2023
ASSETS
Current Assets
Cash	$30,064	$166,048	$-		$97,894	-		$294,006
Accounts receivable, net	81,246	-	-		78,443	-		159,689
Loans receivable	-	75,000	(75,000	)(a)	-	-		-
Inventory	207,134	-	-		-	-		207,134
Prepaid expenses	11,170	-	-		-	-		11,170
Total current assets	329,614	241,048	(75,000)		176,337			671,999

Non-current Assets
Right-of-use asset	337,155	-	-		820,192	-		1,157,347
Intangible Assets, net	-	18,864	-		-	-		18,864
Property & Equipment, net	180,379	61,856	-		188,112	-		430,347
Other Assets, net	-	-	-		16,010	-		16,010
Note receivable		95,000			-	-		95,000
Goodwill	-		604,652	(b)		12,933	(e)	617,585

TOTAL ASSETS	$847,148	$416,768	$529,652		$1,200,651	$12,933		$3,007,152

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable & accrued expenses	$328,060	$6,640	$-		$-	$-		$334,700
Advances payable	-	203,504	-		-	-		203,504
Notes Payable, current	21,584	-	-		22,342	-		43,926
Loan Payable – Related Party	75,000	-	(75,000	)(a)	-	-		-
Deferred Revenue	44,759	-			-	-		44,759
Accrued expenses	57,768	-			82,836	-		140,604
Right-of-use liability, current portion	119,549	-			93,931	-		213,480

Total current liabilities	646,720	210,144	(75,000)		199,109	-		980,973

Long-term loans payable					63,214	-		63,214
Right-of-use Liability, net of current portion	220,081				726,262	-		946,343

Total liabilities	866,801	210,144	(75,000)		988,584	-		1,990,529

Mezzanine
Preferred stock, par value $0.0001; 2,045,940 shares authorized of which 2,045,940 shares are issued and outstanding as of September 30, 2023	3,325,099		(3,325,099	)(c)				-

Members’ Equity (Deficit)
Members’ equity (deficit)					(587,805)	587,805	(f))
Stockholders’ Equity (Deficit)
Preferred stock, par value .0001; 10,000,000 shares authorized, of which 8,957,500 are issued and outstanding as of September 30, 2023		8,958			-			8,958
Common stock, par value $0.0001; 9,999,605 shares authorized of which 9,999,605 shares are issued and outstanding as of September 30, 2023	1,000		(1,000	)(c)	-			-
Common stock, par value .0001, 300,000,000 shares authorized, of which 122,260,208 shares issued and outstanding as of September 30, 2023		127,492	60,000	(d)	-	7,500	(g)	194,992
Additional paid-in capital	3,762,385	593,602	(3,237,385	)(c),(d)	-	217,500	(g)	1,336,101
Accumulated deficit	(7,108,137)	(523,428)	7,108,137	(c)	799,872	(799,872	)(f)	(523,428)
Total stockholders’ equity (deficit)	(3,344,752)	206,624	3,929,751		212,067	12,933		1,016,623

TOTAL LIABILITIES, MEZZANINE, MEMBERS’ AND STOCKHOLDERS’ EQUITY (DEFICIT)	$847,148	$416,768	$529,652		$1,200,651	$12,933		$3,007,152

See the accompanying notes to these unaudited proforma consolidated financial statements.

MDwerks, Inc.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023

	Consolidated Historical Two Trees Beverage Company September 30, 2023	Historical MDwerks, Inc. September 30, 2023	Historical RF Specialties LLC. September 30, 2023	Pro Forma Adjustments	Combined Pro Forma September 30, 2023

Total Income	$1,251,408	$-	$512,502	$-	$1,763,910
Cost of Goods Sold	751,789	-	149,325	-	901,114
Gross profit	499,619	-	363,177	-	862,796

Operating expenses:
General & Administrative Expense	1,002,082	234,659	182,456	-	1,419,197
Salary and Wages	431,653	-	-	-	431,653
Depreciation & Amortization Expense	44,607	-	35,246	-	79,853
Total operating expenses	1,478,342	234,659	217,702	-	1,930,703

Income (loss) from operations	(978,723)	(234,659)	145,475	-	(1,067,907)

Other income (expense):
Other Income	959	-	-	-	959
Interest Expense – Net	(605)	(9,908)	(5,873)	-	(16,386)
Gain on Sale of Asset	-	168,855	-	-	168,855
Total other income (expense)	354	158,947	(5,873)	-	153,428

Income (loss) before income taxes	(978,369)	(75,712)	139,602	-	(914,479)
Income tax benefit	-	-	-	-	-
Net income (loss)	$(978,369)	$(75,712)	$139,602	$-	(914,479)
					-
Income (loss) per common share
Basic		$(0.00)	$(0.00)		$(0.00)

Shares used in computing earnings/(loss) per common share
Basic	-	124,077,691	-	67,500,000	191,577,691

See the accompanying notes to these unaudited proforma consolidated financial statements.

MDwerks, Inc.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Historical Two Trees Beverage Company December 31, 2022	Historical MDwerks, Inc. December 31, 2022	Historical RF Specialties LLC. December 31, 2022	Pro Forma Adjustments	Combined Pro Forma December 31, 2022

Total Income	$2,602,058	$-	$552,792	$-	$3,154,850
Cost of Goods Sold	1,489,036	-	226,120	-	1,715,156
Gross profit	1,113,022	-	326,672	-	1,439,694

Operating expenses:
Selling, general and administrative expenses	2,288,731	153,713	160,675	-	2,602,939
Salaries and Wages	1,148,364	-	-	-	1,148,364
Depreciation and Amortization	108,439	-	20,643	-	129,082
Total operating expenses	3,545,534	153,713	181,318	-	3,880,385

Income (loss) from operations	(2,432,332)	(153,713)	145,354	-	(2,440,691)

Other (income) expense:
Gain on Sale of Assets	-	-	(4,848)	-	(4,848)
Interest Income	-	-	(2,751)	-	(2,751)
Interest Expense	10,996	-	3,052	-	14,048
Total other (income) expense	10,996	-	(4,547)	-	6,449

Income (loss) before income taxes	(2,443,508)	(153,713)	149,901	-	(2,440,691)
Income tax benefit	-				-
Net income (loss)	$(2, 423,508)	$(153,713)	$149,901	$-	$(2,447,140)

Income (loss) per common share
Basic		$(0.01)			$(0.03)

Shares used in computing earnings/(loss) per common share
Basic		24,565,003		67,500,000	95,065,003

See the accompanying notes to these unaudited proforma consolidated financial statements.

MDwerks, Inc.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	DESCRIPTION OF TRANSACTIONS

Two Trees Merger Agreement

On February 13, 2023, MDwerks, Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”), dated as of February 13, 2023, by and between the Company, MD-TT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”) and Two Trees Beverage Co. (“Two Trees”). The Company, Merger Sub and Two Trees may be referred to herein collectively as the “Parties” and separately as a “Party.”

The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, the Parties wish to effect a business combination through a merger of Merger Sub with and into Two Trees (the “Merger”), subject to the terms and conditions set forth in the Merger Agreement, with Two Trees continuing as the surviving corporation (“Surviving Corporation”). As a result of the Merger, the certificate of incorporation of Two Trees as in effect immediately prior to the closing date will be the certificate of incorporation of the Surviving Corporation, and the bylaws of Two Trees as in effect immediately prior to the closing date will be the bylaws of the Surviving Corporation.

Pursuant to the terms of the Merger Agreement, at the closing of the Merger, the Company’s Board of Directors (the “Company Board”) will be expanded and a number of persons as named by Two Trees will be named to the Company Board such that such persons comprise a majority of the Company Board, and the Company Board as such newly constituted will name or replace any officers of the Company as it may determine. In addition, at the closing of the Merger, the directors and officers of Two Trees as in place immediately prior to the closing will remain in place as the directors and officers of the Surviving Corporation.

The transaction closed on December 8, 2023 and will be accounted for as a business combination under ASC 805.

RF Specialties Exchange Agreement

As disclosed in the Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) by MDwerks, Inc. (the “Company”) on January 25, 2023, the Company entered into an Exchange Agreement dated as of January 19, 2023 (the “Exchange Agreement”) with Keith A. Mort, the sole member of RF Specialties LLC (“RFS”) as amended on December 20, 2023 (the “Exchange”). Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire from Mr. Mort, and Mr. Mort agreed to sell to the Company, 100% of the equity interests and membership interests of RFS, in exchange for the issuance by the Company to Mr. Mort of 7,500,000 shares of the Company’s common stock (the “Exchange Shares”).

On December 27, 2023, the Company completed the acquisition of RFS and the Exchange and issued to Mr. Mort 7,500,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). Immediately following the completion of the Exchange, RFS became a wholly owned subsidiary of the Company and the number of shares of the Company’s Common Stock outstanding is 198,391,536.

The Exchange Shares are subject to a 24-month lock-up; provided, however, that (i) one-third of the Exchange Shares will be released from the lock-up restrictions on the 12-month anniversary of the closing of the Exchange, and (ii) one-third of the Exchange Shares will be released from the lock-up restrictions on the 18-month anniversary of the closing of the Exchange. The remaining one-third of the Exchange Shares will be released from the lock-up restrictions on the 24-month anniversary of the closing of the Exchange.

The transaction closed on December 27, 2023, and will be accounted for as a business combination under ASC 805.

2.	BASIS OF PRESENTATION

The accompanying unaudited pro forma combined financial statements are based on the Company’s, and the Acquired Businesses’ historical financial as adjusted to give effect to the pro forma adjustments necessary to reflect the Merger and the Company’s new equity issuance to finance the acquisition. The unaudited pro forma combined statement of operations for the nine months ended September 30, 2023, and the year ended December 31, 2022, gives effect to the Acquired Businesses as if it had occurred on January 1, 2022, respectively and the pro forma combined balance sheet as of September 30, 2023, gives effect to the Merger as if it had occurred on September 30, 2023.

3.	PRELIMINARY PURCHASE PRICE ALLOCATIONS

The preliminary purchase prices for the Acquired Businesses have been allocated to the assets acquired and liabilities assumed for purposes of this pro forma financial information based on their estimated relative fair values. The purchase price allocations herein are preliminary. The final purchase price allocations for the Acquired Businesses will be determined after completion of a thorough analysis to determine the fair value of all assets acquired and liabilities assumed but in no event later than one year following completion of the Merger. Accordingly, the final merger accounting adjustments could differ materially from the accounting adjustments included in the pro forma financial statements presented herein. Any increase or decrease in the fair value of the assets acquired and liabilities assumed, as compared to the information shown herein, could also change the portion of purchase price allocable to goodwill and could impact the operating results of the Company following the merger due to differences in purchase price allocation, depreciation and amortization related to some of these assets and liabilities.

Two Trees Preliminary Purchase Price Allocation

The merger with Two Trees is being accounted for as a business combination under Financial Accounting Standards Board Accounting Standards Codification (ASC) 805. The following information summarizes the provisional purchase consideration and preliminary allocation of the fair values assigned to the assets at the purchase date:

Preliminary Purchase Price:

60,000,000 common share @ $0.01 per share	$660,000
Total preliminary purchase consideration	$660,000

Preliminary Purchase Price Allocation
Cash	$30,064
Accounts receivable	81,246
Inventory	207,134
Prepaid expenses	11,170
Other assets	337,155
Fixtures and equipment	180,379
Liabilities assumed	(866,801)
Goodwill	604,652
Net assets acquired	$660,000

RF Specialties LLC Preliminary Purchase Price Allocation

Preliminary Purchase Price:

7,500,000 common share @ $0.03 per share based on closing price of the Company’s common stock at December 27, 2023	$225,000
Total preliminary purchase consideration	$225,000

Preliminary Purchase Price Allocation
Cash	$97,894
Accounts receivable	78,443
Other assets	16,010
Fixtures and equipment	188,112
Right of use assets	820,192
Liabilities assumed	(988,584)
Goodwill	12,933
Net assets acquired	$225,000

Proforma adjustments

(a)	To eliminate working capital balance between Two Trees and the Company.
(b)	To recognize the preliminary purchase price acquisition of Two Trees acquisition.
(c)	To eliminate historical equity accounts of Two Trees.
(d)	To recognize the estimated fair value of common shares issued in the Merger based on the closing price of the Company’s common stock on December 8, 2023.
(e)	To recognize preliminary price acquisition of the RF Specialties acquisition.
(f)	To recognize the estimated fair value of common shares issued in the Exchange based on the closing price of the Company’s common stock on December 27, 2023.